                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
01/15/2002 14:12:11 CARVE Version 645.0 /u/jhallik/carvedir/Hypothetical/Preprice_02AM1/AM1_020107_BBB-Scenarios.carve
MORGAN STANLEY ABS CAPITAL ASSET BACKED CERTIFICATES SERIES MSDWC 2002-AM1 CLASS B-1A
===================================================================================================================================
Class             B-1A             Settlement Date     01/24/2002   Coupon Formula   _1monthlibor + 2.8500 (UnCapped, 0.0000 Floor)
Original Balance  23,446,000.00    Dated Date          01/24/2002   Delay            0
Current Balance   23,446,000.00    First Payment Date  02/25/2002   Lead Manager     MSDW
Credit Rating     Baa2/BBB         Next Payment Date   02/25/2002   Orig Deal Size   430,869,418.94
Market Desc       BBB ARM Floater  Payment Freq        Monthly      Num of Tranches  14
Factor            1.00000000       Interest Freq       Monthly      Deal Age         0

Cusip             N/A
Yield Table Date  01/15/2002
Yield Frequency   Monthly
Yield Day Count   ACT/360



                 INGCPR18C  INGCPR22C  INGCPR25C  INGCPR28C  INGCPR32C  INGCPR18M  INGCPR22M  INGCPR25M  INGCPR28M  INGCPR32M
-----------------------------------------------------------------------------------------------------------------------------
PRICE / DM
        100/00         285        285        285        285        285        289        289        289        290        290
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE          9.41       7.64       6.66       5.87       5.08       9.79       7.96       6.94       6.12       5.29
FIRST PRIN      04/25/2010 10/25/2008 11/25/2007 03/25/2007 07/25/2006 04/25/2010 10/25/2008 11/25/2007 03/25/2007 07/25/2006
LAST PRIN       01/25/2013 12/25/2010 10/25/2009 11/25/2008 12/25/2007 01/25/2018 03/25/2015 07/25/2013 03/25/2012 10/25/2010
PAYMENT WINDOW          34         27         24         21         18         94         78         69         61         52


                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/ or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
01/15/2002 14:09:21 CARVE Version 645.0 /u/jhallik/carvedir/Hypothetical/Preprice_02AM1/AM1_020107_BBB-Scenarios.carve
MORGAN STANLEY ABS CAPITAL ASSET BACKED CERTIFICATES SERIES MSDWC 2002-AM1 CLASS B-1A
===================================================================================================================================
Class             B-1A             Settlement Date     01/24/2002   Coupon Formula   _1monthlibor + 2.8500 (UnCapped, 0.0000 Floor)
Original Balance  23,446,000.00    Dated Date          01/24/2002   Delay            0
Current Balance   23,446,000.00    First Payment Date  02/25/2002   Lead Manager     MSDW
Credit Rating     Baa2/BBB         Next Payment Date   02/25/2002   Orig Deal Size   430,869,418.94
Market Desc       BBB ARM Floater  Payment Freq        Monthly      Num of Tranches  14
Factor            1.00000000       Interest Freq       Monthly      Deal Age         0

Cusip             N/A
Yield Table Date  01/15/2002
Yield Frequency   Monthly
Yield Day Count   ACT/360



                 INGCPR18C  INGCPR22C  INGCPR25C  INGCPR28C  INGCPR32C  INGCPR18M  INGCPR22M  INGCPR25M  INGCPR28M  INGCPR32M
-----------------------------------------------------------------------------------------------------------------------------
Price / DM
        100/00         285        285        285        285        285        290        290        291        291        290
-----------------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE          7.19       5.84       5.14       4.63       4.17       7.57       6.16       5.42       4.88       4.37
FIRST PRIN      06/25/2005 02/25/2005 02/25/2005 02/25/2005 02/25/2005 06/25/2005 02/25/2005 02/25/2005 02/25/2005 02/25/2005
LAST PRIN       01/25/2013 12/25/2010 10/25/2009 11/25/2008 12/25/2007 01/25/2018 03/25/2015 07/25/2013 03/25/2012 10/25/2010
PAYMENT WINDOW          92         71         57         46         35        152        122        102         86         69

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/ or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
01/15/2002 14:52:50 CARVE Version 645.0 /u/jhallik/carvedir/Hypothetical/Preprice_02AM1/AM1_020107_BBB-Scenarios.carve
MORGAN STANLEY ABS CAPITAL ASSET BACKED CERTIFICATES SERIES MSDWC 2002-AM1 CLASS B-1A
===================================================================================================================================
Class             B-1A             Settlement Date     01/24/2002  Coupon Formula   _1monthlibor + 2.8500 (UnCapped, 0.0000 Floor)
Original Balance  23,446,000.00    Dated Date          01/24/2002  Delay            0
Current Balance   23,446,000.00    First Payment Date  02/25/2002  Lead Manager     MSDW
Credit Rating     Baa2/BBB         Next Payment Date   02/25/2002  Orig Deal Size   430,869,418.94
Market Desc       BBB ARM Floater  Payment Freq        Monthly     Num of Tranches  14
Factor            1.00000000       Interest Freq       Monthly     Deal Age         0

Cusip             N/A
Yield Table Date  01/15/2002
Yield Frequency   Monthly
Yield Day Count   ACT/360


PRICE : 100/00

                              18 CPR       22 CPR       25 CPR       28 CPR       32 CPR
--------------------------------------------------------------------------------------------
SCEN 4 CDR   DM                      285          285          285          285          285
--------------------------------------------------------------------------------------------
             AVERAGE LIFE           9.59         8.00         7.09         6.25         5.50
             MOD DURATION           6.67         5.91         5.43         4.95         4.48
             FIRST PRIN       08/25/2011   01/25/2010   02/25/2009   04/25/2008   07/25/2007
             LAST PRIN        08/25/2011   01/25/2010   02/25/2009   04/25/2008   07/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 5 CDR   DM                      285          285          285          285          285
             AVERAGE LIFE           9.25         7.75         6.84         6.17         5.34
             MOD DURATION           6.52         5.78         5.29         4.89         4.37
             FIRST PRIN       04/25/2011   10/25/2009   11/25/2008   03/25/2008   05/25/2007
             LAST PRIN        04/25/2011   10/25/2009   11/25/2008   03/25/2008   05/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 6 CDR   DM                      285          285          285          285          285
             AVERAGE LIFE           8.92         7.50         6.67         6.00         5.25
             MOD DURATION           6.36         5.65         5.19         4.80         4.32
             FIRST PRIN       12/25/2010   07/25/2009   09/25/2008   01/25/2008   04/25/2007
             LAST PRIN        12/25/2010   07/25/2009   09/25/2008   01/25/2008   04/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 7 CDR   DM                      285          285          285          285          285
             AVERAGE LIFE           8.59         7.34         6.50         5.92         5.17
             MOD DURATION           6.20         5.56         5.09         4.74         4.26
             FIRST PRIN       08/25/2010   05/25/2009   07/25/2008   12/25/2007   03/25/2007
             LAST PRIN        08/25/2010   05/25/2009   07/25/2008   12/25/2007   03/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 8 CDR   DM                      253          173          120           72           18
             AVERAGE LIFE           8.34         7.09         6.34         5.75         5.09
             MOD DURATION           6.07         5.42         5.00         4.66         4.24
             FIRST PRIN       05/25/2010   02/25/2009   05/25/2008   10/25/2007   02/25/2007
             LAST PRIN        05/25/2010   02/25/2009   05/25/2008   10/25/2007   02/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 9 CDR   DM                     -126         -213         -269         -315         -362
             AVERAGE LIFE           8.09         6.92         6.25         5.67         5.00
             MOD DURATION           5.99         5.39         5.01         4.66         4.24
             FIRST PRIN       02/25/2010   12/25/2008   04/25/2008   09/25/2007   01/25/2007
             LAST PRIN        02/25/2010   12/25/2008   04/25/2008   09/25/2007   01/25/2007
             PAYMENT WINDOW            1            1            1            1            1

SCEN 10 CDR  DM                     -643         -721         -766         -797         -825
             AVERAGE LIFE           7.84         6.75         6.09         5.50         4.92
             MOD DURATION           5.96         5.38         4.99         4.63         4.25
             FIRST PRIN       11/25/2009   10/25/2008   02/25/2008   07/25/2007   12/25/2006
             LAST PRIN        11/25/2009   10/25/2008   02/25/2008   07/25/2007   12/25/2006
             PAYMENT WINDOW            1            1            1            1            1

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/ or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                     MORGAN STANLEY
-----------------------------------------------------------------------------------------------------------------------------------
01/15/2002 14:49:27 CARVE Version 645.0 /u/jhallik/carvedir/Hypothetical/Preprice_02AM1/AM1_020107_BBB-Scenarios.carve
MORGAN STANLEY ABS CAPITAL ASSET BACKED CERTIFICATES SERIES MSDWC 2002-AM1 CLASS B-1A
===================================================================================================================================
Class             B-1A             Settlement Date     01/24/2002  Coupon Formula   _1monthlibor + 2.8500 (UnCapped, 0.0000 Floor)
Original Balance  23,446,000.00    Dated Date          01/24/2002  Delay            0
Current Balance   23,446,000.00    First Payment Date  02/25/2002  Lead Manager     MSDW
Credit Rating     Baa2/BBB         Next Payment Date   02/25/2002  Orig Deal Size   430,869,418.94
Market Desc       BBB ARM Floater  Payment Freq        Monthly     Num of Tranches  14
Factor            1.00000000       Interest Freq       Monthly     Deal Age         0

Cusip             N/A
Yield Table Date  01/15/2002
Yield Frequency   Monthly
Yield Day Count   ACT/360


PRICE : 100/00

                              18 CPR       22 CPR       25 CPR       28 CPR       32 CPR
--------------------------------------------------------------------------------------------
SCEN 4 CDR   DM                      305          307          309          311          311
--------------------------------------------------------------------------------------------
             AVERAGE LIFE          12.65        10.58         9.36         8.36         7.27
             MOD DURATION           7.84         7.07         6.55         6.07         5.51
             FIRST PRIN       08/25/2012   11/25/2010   11/25/2009   01/25/2009   02/25/2008
             LAST PRIN        11/25/2017   05/25/2015   10/25/2013   07/25/2012   03/25/2011
             PAYMENT WINDOW           64           55           48           43           38

SCEN 5 CDR   DM                      306          308          310          310          312
             AVERAGE LIFE          12.19        10.25         9.11         8.16         7.12
             MOD DURATION           7.68         6.94         6.43         5.97         5.42
             FIRST PRIN       03/25/2012   08/25/2010   08/25/2009   11/25/2008   12/25/2007
             LAST PRIN        04/25/2017   12/25/2014   07/25/2013   04/25/2012   01/25/2011
             PAYMENT WINDOW           62           53           48           42           38

SCEN 6 CDR   DM                      306          308          310          311          316
             AVERAGE LIFE          11.76         9.95         8.87         8.02         7.37
             MOD DURATION           7.53         6.81         6.32         5.90         5.55
             FIRST PRIN       11/25/2011   05/25/2010   06/25/2009   09/25/2008   01/25/2008
             LAST PRIN        10/25/2016   07/25/2014   03/25/2013   01/25/2012   07/25/2011
             PAYMENT WINDOW           60           51           46           41           43

SCEN 7 CDR   DM                      307          313          320          299          248
             AVERAGE LIFE          11.36        10.42        10.04         9.54         8.51
             MOD DURATION           7.38         6.99         6.80         6.55         6.07
             FIRST PRIN       07/25/2011   06/25/2010   10/25/2009   03/25/2009   06/25/2008
             LAST PRIN        04/25/2016   09/25/2015   04/25/2017   12/25/2031   12/25/2031
             PAYMENT WINDOW           58           64           91          274          283

SCEN 8 CDR   DM                      202          128           79           36          -14
             AVERAGE LIFE          13.94        12.17        11.01        10.00         8.83
             MOD DURATION           8.04         7.52         7.14         6.77         6.29
             FIRST PRIN       09/25/2012   05/25/2011   06/25/2010   09/25/2009   10/25/2008
             LAST PRIN        12/25/2031   12/25/2031   12/25/2031   12/25/2031   12/25/2031
             PAYMENT WINDOW          232          248          259          268          279

SCEN 9 CDR   DM                     -116         -187         -232         -271         -314
             AVERAGE LIFE          14.90        12.87        11.58        10.47         9.20
             MOD DURATION           8.50         7.97         7.55         7.15         6.61
             FIRST PRIN       10/25/2013   02/25/2012   02/25/2011   03/25/2010   03/25/2009
             LAST PRIN        12/25/2031   12/25/2031   12/25/2031   12/25/2031   12/25/2031
             PAYMENT WINDOW          219          239          251          262          274

SCEN 10 CDR  DM                     -541         -591         -621         -646         -670
             AVERAGE LIFE          16.47        14.00        12.48        11.18         9.72
             MOD DURATION           9.33         8.68         8.18         7.68         7.06
             FIRST PRIN       07/25/2015   05/25/2013   02/25/2012   12/25/2010   10/25/2009
             LAST PRIN        12/25/2031   12/25/2031   12/25/2031   12/25/2031   11/25/2031
             PAYMENT WINDOW          198          224          239          253          266

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co. International Limited, Morgan Stanley Japan Ltd. and/ or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of The Securities and Futures Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley Japan, Ltd. representative about the investments concerned. NOT FOR
DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U. K. SECURITIES AND FUTURES AUTHORITY.